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                                                                   Exhibit 10.2


                         AFFILIATED MANAGERS GROUP, INC.

            AMENDED AND RESTATED 2002 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Affiliated Managers Group, Inc. 2002 Amended and Restated Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Independent Directors of Affiliated Managers Group, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "ACT" means the Securities Exchange Act of 1934, as amended.

     "ADMINISTRATOR" is defined in Section 2(a).

     "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Stock Options, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE OF CONTROL" is defined in Section 15.

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "COMMITTEE" means the Committee of the Board referred to in Section 2.

     "DEFERRED STOCK AWARD" means Awards granted pursuant to Section 7.

     "DIVIDEND EQUIVALENT RIGHT" means Awards granted pursuant to Section 10.

     "FAIR MARKET VALUE" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which

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such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported. Notwithstanding the foregoing, the Fair Market Value on the first day of the Company's initial public offering of Stock shall be the initial public price as set forth in the final prospectus for the Company's initial public offering.

     "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

     "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 9.

     "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 6.

     "STOCK" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section 8.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

     (a) COMMITTEE. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator"). Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

     (b) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select the individuals to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Stock Options, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

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            (iii)   to determine the number of shares of Stock to be covered by any Award;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

            (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award or the lapsing at any time of any restrictions on transfer of all or any portion of any Award;

            (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

            (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (c) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,375,000 (which amount gives effect to the three-for-two stock split declared by the Board in January 2004 and effected by a stock dividend in March 2004). For purposes of this limitation, the shares of Stock underlying any Awards which are

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forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. At least a majority of the shares of Stock or the shares of Stock underlying the Options awarded under the Plan during any three year period shall be awarded to employees of the Company who are not, at the time the award is made, officers (within the meaning of Rule 16a-1(f) under the Act) or directors of the Company. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) CHANGES IN STOCK. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     (c) MERGERS. In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards, other than Stock Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") and all vested Stock

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Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options; provided, however, that each participant shall be permitted, within a specified period determined by the Administrator prior to the consummation of the Transaction, to exercise all outstanding Stock Options, including any that are not then exercisable; and, provided further, that any restrictions on transfer then in effect with respect to any Stock issued or issuable upon the exercise of outstanding Stock Options shall lapse and be of no further force or effect, subject, in each case, to the consummation of the Transaction.

     (d) SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY

     Participants in the Plan will be such full or part-time officers and other employees, and Independent Directors of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion. At all times at least a majority of the Company's full-time employees in the United States who are "exempt employees" as defined under the Fair Labor Standards Act of 1938 shall be eligible to receive Awards under the Plan.

SECTION 5.  STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall not be "incentive stock options" as defined in Section 422 of the Code.

     (a) GRANT OF STOCK OPTIONS. The Administrator in its discretion may grant Stock Options to officers, employees and Independent Directors of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

            (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but, except as provided in the last sentence of this Section 5(a)(i), shall not be less than 85 percent of the Fair Market Value on the date of grant. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Administrator may establish. Stock Options granted in lieu of cash compensation may have an exercise price less than 85 percent of the Fair Market Value on the date of grant.

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            (ii)    OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

            (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become exercisable at such time or times and any Stock issued or issuable thereunder shall become free of any restrictions on transfer, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full and any Stock issued or issuable thereunder shall be free of any restrictions on transfer as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option and the lapsing of any restrictions on transfer on any Stock issued or issuable thereunder, as the case may be. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option, subject to any applicable restrictions on transfer on the issued Stock, and not as to any unexercised Stock Options.

            (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                    (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                    (B) Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                    (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

                    (D)  By the optionee delivering to the Company a promissory note if the Board, upon the advice of counsel, has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his

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     stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by delivery of previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

     (b) RELOAD OPTIONS. At the discretion of the Administrator, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

     (c) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

     (d) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement, or subject to Section 13 below, in writing after the Award agreement is issued, an optionee's rights in all Stock Options shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 6.  RESTRICTED STOCK AWARDS

     (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives, including, but not limited to, increase in cash net income or increase in stock price. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

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     (b)    RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant's legal representative.

     (d) VESTING OF RESTRICTED STOCK. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 13 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in
Section 6(c) above.

     (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  DEFERRED STOCK AWARDS

     (a) NATURE OF DEFERRED STOCK AWARDS. A Deferred Stock Award is an Award of phantom stock units to a participant, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives, including, but not limited to, increase in cash net income and increase in stock price. The grant of a Deferred Stock Award is contingent on the participant executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the participant in the form of shares of Stock.

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     (b)    ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION.
The Administrator may, in its sole discretion, permit a participant to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such participant in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

     (c) RIGHTS AS A STOCKHOLDER. During the deferral period, a participant shall have no rights as a stockholder; provided, however, that the participant may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

     (d) RESTRICTIONS. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     (e) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 8.  UNRESTRICTED STOCK AWARDS

     GRANT OR SALE OF UNRESTRICTED STOCK. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

SECTION 9.  PERFORMANCE SHARE AWARDS

     (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals, including, but not limited to, increase in cash net income or increase in stock price. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

     (b) RIGHTS AS A STOCKHOLDER. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the

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acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

     (c) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

     (d) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 10. DIVIDEND EQUIVALENT RIGHTS

     (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b) INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     (c) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

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SECTION 11. TAX WITHHOLDING

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

     (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 13. AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Nothing in this Section 13 shall limit the Board's authority to take any action permitted pursuant to Section 3(c).

SECTION 14.  STATUS OF PLAN

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the

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Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15.  CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 15:

     (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable and any Stock issued or issuable thereunder shall become free of any restrictions on transfer.

     (b) Each outstanding Restricted Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Administrator in the Award agreement, or subject to
Section 13 above, in writing after the Award agreement is issued.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

            (i) any "PERSON," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

            (ii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in this sentence shall

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thereafter become the beneficial owner of any additional shares of Voting
Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "CHANGE OF CONTROL" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 16. GENERAL PROVISIONS

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d) TRADING POLICY RESTRICTIONS. Option exercises and other Awards under the Plan shall be subject to such Company's insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

     (e) LOANS. The Board may, in its sole discretion, authorize the grant of loans to selected key employees to be used solely for the purchase of shares of Stock or payment of taxes in connection with Awards under the Plan. The terms of such loans shall be determined at the sole discretion of the Board. Such loans shall be secured by the shares of Stock, and may be made with or without recourse against the employee.

SECTION 17. EFFECTIVE DATE OF PLAN

     This Plan became effective on July 23, 2002 and, as amended and restated, on April 27, 2004.

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SECTION 18. GOVERNING LAW

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.


Dated as of April 27, 2004

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